UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2014

SAVIENT PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-15313	13-3033811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Boulevard Bridgewater, NJ	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

The information contained in Item 2.01 is incorporated by reference into this Item 1.02.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on October 14, 2013, Savient Pharmaceuticals, Inc. (the “Company”) and its subsidiary, Savient Pharma Holdings, Inc. (collectively, the “Debtors”), filed voluntary petitions (the “Chapter 11 Cases”) for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

On December 11, 2013, the Company announced that, pursuant to an auction conducted on December 10, 2013 under the provisions of Section 363 of the Bankruptcy Code (the “Auction”), it had entered into an acquisition agreement (the “Acquisition Agreement”) with Crealta Pharmaceuticals LLC (“Crealta”) through which Crealta would acquire substantially all of the Debtors’ assets and certain liabilities, for gross proceeds of approximately $120.4 million (the “Sale Transaction”). As previously disclosed, on December 13, 2013, the Bankruptcy Court approved an order authorizing the Sale Transaction with Crealta pursuant to the Acquisition Agreement.

On January 9, 2014, the Company completed the Sale Transaction. With the closing of the Sale Transaction, the Debtors have completed the disposition of substantially all of their assets, including all KRYSTEXXA® assets. The Company has agreed to provide to Crealta certain support services in connection with the transition of the business through January 31, 2014.

As previously disclosed, on October 14, 2013, the Debtors entered into an acquisition agreement (the “Stalking Horse Agreement”) with US WorldMeds, LLC (“US WorldMeds”) and its subsidiary Sloan Holdings C.V. (“Sloan”), pursuant to which Sloan agreed to acquire substantially all of the Debtors’ assets and certain liabilities for an aggregate purchase price of approximately $55 million, subject to receipt of higher or otherwise better bids at the Auction. In connection with the closing of the Sale Transaction, on January 9, 2014, the Company terminated the Stalking Horse Agreement pursuant to its terms and paid $2.4 million to US WorldMeds as a break-up fee and expense reimbursement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) In connection with the closing of the Sale Transaction and in anticipation of the winding down of the Debtors’ affairs, on January 8, 2014, directors Ginger Constantine, MD, David P. Meeker, MD, David Y. Norton, Robert G. Savage and Virgil Thompson resigned from the board of directors of the Company, effective as of the closing of the Sale Transaction. The sole remaining director of the Company following such resignations is Stephen O. Jaeger. Also in connection with the closing of the Sale Transaction and in anticipation of the winding down of the Debtors’ affairs, on January 8, 2014, the following individuals were removed as officers of the Company, effective January 15, 2014: Philip K. Yachmetz, Co-President and Chief Business Officer, John P. Hamill, Co-President and Chief Financial Officer, Richard Crowley, Co-President and Chief Operating Officer, Kenneth M. Bahrt, MD, Senior Vice President and Chief Medical Officer and David Gionco, Group VP of Finance and Chief Accounting Officer.

(c) On January 8, 2014, Mathew Bazley was appointed Chief Liquidation Officer, President and Secretary of the Company, effective January 15, 2014.

Mr. Bazley, 41, has served as the Company’s Assistant General Counsel since February 2013. Prior to that time, Mr. Bazley was an attorney at Skadden, Arps, Slate, Meagher and Flom LLP, from 2006 to 2013. From 2003 to 2006, Mr. Bazley was an attorney at the U.S. Securities and Exchange Commission.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 8, 2014, the board of directors of the Company adopted an amendment to the Company’s By-Laws to reduce the minimum number of directors constituting the whole board of directors from three to one and to eliminate the requirement that the Company have a vice president or treasurer. The amendment to the Company’s By-Laws is attached hereto as Exhibit 3.1.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections as well as the current beliefs and assumptions of the Company’s management. Forward-looking statements may be identified by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “may,” “predict,” “will,” “would,” “could,” “should,” “target” and similar expressions. All statements contained in this Current Report that are not statements of historical fact and other estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Current Report should be considered forward-looking statements. Actual results or events could differ materially from those indicated in forward-looking statements as a result of risks and uncertainties, including, among others, the potential adverse impact of the Chapter 11 Cases on the Company’s liquidity, changes in the Company’s ability to meet financial obligations during the Chapter 11 process or to maintain contracts that are critical to the Company’s wind-down of its affairs, the outcome or timing of the Chapter 11 process, the effect of the Chapter 11 Cases or the Sale Transaction on the Company’s relationships with third parties, regulatory authorities, employees and consultants in connection with the Company’s wind-down of its affairs, proceedings that may be brought by third parties in connection with the Chapter 11 process, the ability of the Company to fund the wind-down of its affairs and the timing or amount of any distributions to the Company’s stakeholders. For a discussion of some of the additional risks and important factors that the Company believes could cause actual results or events to differ from the forward-looking statements that it makes, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results or events to differ from those contained in any forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained in this Current Report. Any forward-looking statements speak only as of the date of this Current Report. The Company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information Regarding the Chapter 11 Cases

Additional information regarding the Chapter 11 Cases is available at www.gcginc.com/cases/svnt. This link is provided for convenience only. Such information shall not be deemed to be incorporated by reference herein. As a result of the consummation of the Sale Transaction, investors should no longer refer to the Company’s former company website for information.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The Company is currently unable to prepare pro forma financial information reflecting the transactions described in Item 2.01 of this Current Report without unreasonable effort or expense and thus such information is not reasonably available to the Company within the meaning of Rule 12b-21 under the Securities Exchange Act of 1934, as amended. As a debtor-in-possession under the Bankruptcy Code, the Company files monthly operating reports with the Bankruptcy Court, which reports include financial statements that are limited in scope and prepared solely for the purpose of complying with requirements of the Bankruptcy Court. The Company cautions investors and potential investors not to place undue reliance upon the information contained in the monthly operating reports, which are not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company.

(d)	Exhibits

3.1	Amendment to the By-Laws of Savient Pharmaceuticals, Inc., effective January 8, 2014.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVIENT PHARMACEUTICALS, INC.

Date: January 10, 2014	By:	/s/ Philip K. Yachmetz
	Name:	Philip K. Yachmetz
	Title:	Co-President and Chief Business Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amendment to the By-Laws of Savient Pharmaceuticals, Inc., effective January 8, 2014.